Exhibit 99.1

Investor Presentation
August 2010
China XD Plastics Company Ltd.

This presentation contains statements that constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements reflect the beliefs and expectations of China XD Plastics Company Limited (“China XD”) about the future, such as
China XD’s anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, and ability to expand to other related industries or markets in other geographical locations. These forward-looking statements are based on a number of assumptions about China XD’s operations, and are subject to risks, uncertainties and other important factors, many of which are beyond China XD’s control, and, accordingly, actual results may differ materially from the results discussed in these forward-looking statements. China XD has no obligation and does not undertake to revise forward-looking statements to reflect future events or circumstances.
Safe Harbor Statement
Safe Harbor Statement

Fully Diluted Shares
Outstanding
44 .6 Million
TTM EPS**
$0.72
TTM Revenues*
$189 Million
$293 Million
Stock Price (as of 08/06/2010)
$6.57
Exchange / Ticker
Nasdaq / CXDC
Market Capitalization
Capital Markets Summary
Capital Markets Summary
* TTM Revenue and Net Income as of June 30, 2010
**Net Income excludes non-cash and non-recurring expenses related to stock or option compensation
TTM Net Income*
$32 Million

Who We Are
Who We Are
Oil Refineries
 Plastic Resin
 Suppliers
 Modified Plastics
 Manufacturers
 Plastic Parts
 Manufacturers
 End Users
90%
10%
Advantages of Modified Plastics over Metals for Use in Cars
➢ Much lighter - reduces parts weight by 30%-50%

➢ Lower cost - 40% less expensive for each part

➢ Easy to process - easy to mold and design due
 to flexibility

➢ Fuel efficiency - 10% weight reduction results
 in 6%-8% fuel savings

➢ Environmentally friendly - less emissions and
 easily recyclable

Corporate Overview
Corporate Overview
A Leading Manufacturer of Automotive Modified Plastic in China

> China’s largest manufacturer of automotive
 modified plastic

> Among the largest number of product
 certifications by automakers in China with 159
 certifications

Market
Position
> Facilities in Harbin, China

> Annual production capacity of 100,000 MT with
 31 production lines as of Mar. 31, 2010

> Sales volume of 29,000 MT in 2Q 2010

> 396 employees with 77 R&D professionals

Operation
> Broad base of end users in China incl. China
 FAW (China’s largest auto maker), Volkswagen,
 GM, etc.

> Established agency distribution model covering
 Northeast, North and East China

Customers
(1) Non GAAP Recurring Net Income is adjusted by excluding dividend to series C preferred stockholders, non-cash stock compensation and changes in fair value of warrants and embedded derivatives
> Harbin Xinda Nylon Factory, the former affiliate,
 founded in 1985
> Listed on Nasdaq in 2009

History
Key Financials
Revenue
Non GAAP Recurring Net income (1)
US$ Million
US$ Million

 Long-Term Relationships with Reputable Customers
 Leading Position in a Large and Fast-Growing Market

 Established Distribution Model with Broad Coverage

 High Quality Products with Lower Costs
 Strong Customer-Oriented R&D Capabilities
 Seasoned Management Team with Strong Market Knowledge

Investment Highlights
Investment Highlights
 Proven Track Record of Revenue Growth and Profitability

Growth of Automobile Production Volume
million
Cutting sales tax on cars with an engine size under 1.6L	“Vehicles to the Countryside” program
Favorable Automobile Policies in China

Modified Plastic per Vehicle Trend
Favorable Modified Plastic Policies in China
kg

9
Our Leading Market Position
Our Leading Market Position
➢ China’s largest manufacturer of
 automotive modified plastic in terms of
 sales volume and production capacity

 ▪ Sales volume - 74,000 MT in 2009
 ▪ Annual production capacity - 100,000
 MT as of March 31, 2010
➢ 159 product certifications - among the
 largest number of certifications by
 domestic automakers in China
Growth of our Production Capacity

Increase in our Certifications
Auto Modified Plastics Market Share
Source: Company annual reports, Company research
2009 Sales Volume:
1.24 million MT
‘000 MT

Advantages over International Competitors
Advantages over Local Competitors
Product Quality
Customization
Cost-Efficiency
Brand Recognition
International
Competitors
Local
Competitors
R&D
➢ Customized products for Chinese clients
➢ Closer to China’s largest automobile center
➢ In-depth local knowledge and relationships
➢ Lower price (15%-30% less) with competitive
 product performance
➢ China-based R&D efforts
➢ Strong Chinese government support
➢ Economy of scale and significant order volumes
➢ Large inventory of certifications
➢ Long-standing customer relationships with solid
 reputation
➢ Higher product quality with competitive cost
 structure
➢ Top class research platform and proprietary
 formulas
Local Market Knowledge
Competitive Advantages
Competitive Advantages

Economy of Scale

Strict Certification Process
➢ New certification is needed for each model even
 for the same product

➢ Lengthy process to obtain standard certificate
 and product certificate (1.5-2 years)

➢ Certification process includes material test, auto
 part test, five-car and 50-car road tests

➢ Largest production capacity with significant
 orders volume
➢ Intensive CAPEX requirement
➢ Long investment payback period for new
 entrants
Customer Loyalty

➢ Long-standing customer relationship

➢ High cost for customers to switch suppliers

➢ Characteristics and formula of modified plastics
 usually customized

➢ Consistent aftermarket services

Unique Business Model
with High Barriers to Entry
Unique Business Model
with High Barriers to Entry
Strong R&D / Qualification
➢ Product formula is the key which requires in-
 depth research & development

➢ New products require lengthy and extensive
 testing

➢ Qualification certificates needed, e.g.
 ISO/TS16949, RoHs, PAHs

Product R&D and
Certification
 Sales Agency
 Distribution
 Aftermarket Customer
 Support
Our Business Model
Customers

Our Product Mix
Our Product Mix
Modified
ABS
Environment-
Friendly Plastics

Modified
Nylon

Engineering
Plastics
Modified
Polypropylene (PP)

Alloy
Plastics
Product Group
Gross Margin

20-22%
# of Certifications*
114

9
8
6
21-24%
25-29%
28-30%
25-28%
25-31%
4.1%
0.1%
4.8%
2.8%

Expanding Customer Base
Expanding Customer Base
➢ Over 60 auto models used our products
 in 2009, increased from 11 in 2006
➢ Leading end customers, incl. Audi, Red
 Flag, Volkswagen and Mazda
 ▪ 8 of China’s top 10 automaker
 OEMs
➢ No customer constitutes over 10% of
 revenues
➢ Continuing end customer diversification
# of End Auto Models
Top 10 Automakers in China (2009)
Selected End Customers
1	SAIC Group	6	Guangzhou Auto Group
2	China FAW	7	Chery Automobile
3	Dongfeng Motor	8	BYD Auto Group
4	Changan Auto	9	Brilliance Auto
5	Beijing Auto Group	10	Geely Auto
China XD’s end customers highlighted in pink

Represents the targeted markets in Northeast China
Represents the targeted markets in North China
Represents the targeted markets in East China
Geographic Coverage

Distribution Model and Strategies

Established Distribution Network
Established Distribution Network
➢ Currently cover northeast, north and east
 China through 6 distributors

➢ Benefits from distribution model:
 ▪ Quickly respond to customers

 ▪ Lower marketing expenses

 ▪ Secure collection of AR
 ▪ Accelerate market penetration

➢ Distribution expansion strategies:

 ▪ Increase the number of distributors
 ▪ Increase revenue contribution from
 north and east China
 ▪ Increase exports to US, EU and other
 Asia areas
Northeast, 63%
North,
20%
East, 17%
2Q 2010 Revenue Breakdown
by Regions

Strong R&D Capabilities
Strong R&D Capabilities
Leading R&D Platform
➢ One of the provincial-level top
 macromolecule materials institutes in China
➢ 77 professionals, 22 of whom have
 postgraduate degrees

➢ Over 80 sets of advanced R&D and QA
 equipment

➢ New research center to be fully operational
 in early 2011
Project Cooperation

➢ Collaborate with 8 top universities and institutes in China
➢ An advisory board of 7 external consultants including a chief scientist from a leading research institute
R&D Achievement
➢ 159 product certifications - among the
 largest number of certifications in China

➢ 10 projects granted as national or provincial
 level model projects

➢ 11 patent applications pending with State IP
 Office of China
➢ Low cost formulas and pricing advantage
 via the mature recycling technique

Mr. Jie Han
Chairman and CEO
➢ Co-founded China XD and founded our former affiliate, Harbin Xinda Nylon
 Factory; over 25 years of experience in the modified plastics industry
➢ Executive director of China Plastic Processing Industry Association
➢ Member of the Standing Committee of the Heilongjiang Association of Industry
 and Commerce
Mr. Taylor Zhang

CFO
➢ Over 8 years of experience in finance and operational expertise in a broad range of industries
➢ Former CFO of Advanced Battery Technologies, Inc. (Nasdaq: ABAT)
➢ MBA from University of Florida
Mr. Qingwei Ma

COO
➢ Served as COO since 2008 and joined China XD in 2004;
➢ Over 13 years of experience in the modified plastics industry
➢ Prior to China XD, senior management in Harbin Xnida Nylon Factory
➢ Awarded the Heilongjiang First Professional Manager Qualification Certificate in
 2004
➢ Director of Beijing University of Chemical Technology
Mr. Junjie Ma

CTO
Seasoned Management Team
Seasoned Management Team
➢ Established the R&D institute and led the team to obtain over 100 certifications from automakers
➢ Over 13 years of experience in the modified plastic industry
➢ Broad relationship with macromolecule science R&D institutes and universities in
 China

Lawrence W.
Leighton
Independent Director &
Auditing Committee

➢ Mr. Leighton has had an extensive 40 year international investment banking career. His previous positions include Co-Head of the Corporate Finance
 Department at Clark, Dodge & Co., LP of Bear Stern, Managing Director of
 JPMorgan Chase Bank and CEO of the U.S. investment bank of Credit Agricole
➢ Mr. Leighton received his BSE degree in engineering from Princeton University and an MBA degree from Harvard Business School
Yong Jin
Independent Director

➢ Mr. Jin is a professor at Tsinghua University and an executive member of the
 Chemical Industry and Engineering Society of China and Chinese society of particuology
➢ He is a Lectureship Award recipient in fluidization by the American Institute of
 Chemical Engineers (AIChE)

Cosimo J. Patti
Independent Director &
Compensation
Committee
➢ Mr. Patti’s previous positions include roles as Senior Director of Strategy
 Management, Director of Business Strategy, and SVP of Lehman Brothers
➢ He is an Arbitrator of SEC and National Association of Securities
➢ Mr. Patti has been an Independent Director of American Oriental Bioengineering

Linyuan Zhai
Independent Director &
Chairman of
Nominating Committee

Experienced Board of Directors
Experienced Board of Directors

➢ Mr. Zhai worked for China FAW Group Corporation for 37 years with abundant experience in terms of technology, production and business management
➢ He is a Senior Expert in the auto industry. Mr. Zhai served as GM of automobile manufacturing and successfully led Four Ring Company, a subsidiary of FAW group, to go public in China

Growth Strategies
Growth Strategies
Increase Production Capacity
Pursue
Strategic Acquisitions
Expand Customer Base &
Geographic Distribution
Long-term Growth Strategies
Continue Product Shift to
Higher Margin Segments
Enhance R&D
Capabilities

Financial Highlights
Financial Highlights
 ➢ Robust Revenue Growth
 ▪ FY06-09 CAGR - 116%
 ▪ 2Q10 YoY growth - 94%

 ➢ Strong Earnings Capabilities
 ▪ Consistent gross and net margins

 ▪ Non GAAP recurring net income(1) FY06-09 CAGR - 123%

 ▪ Non GAAP recurring net income(1) 2Q10 YoY growth - 184%

 ➢ High Growth Visibility

 ▪ Installed annual capacity of 100,000 MT in 2010

 ▪ 100% of our capacity has been contracted in 2010

 ▪ 2010 revenue guidance of US$185-215M with non GAAP net income guidance of US$30-33M

(1) Non GAAP Recurring Net Income is adjusted by excluding dividend to series C preferred stockholders, non-cash stock compensation and changes in fair value of warrants and embedded derivatives

Revenue Growth (FY06-10E)
Quarterly Revenue Growth (FY08-2Q10)
We had a proven track record of
historical revenue growth, with a CAGR
of 116% from 2006 to 2009
Quarterly revenue steadily grew together
with our capacity ramp-up
US$ Million
US$ Million
Proven Revenue Growth
Proven Revenue Growth
185 - 215

(1) Non GAAP Recurring Net Income is adjusted by excluding dividend to series C preferred stockholders, non-cash stock compensation and changes in fair value of warrants and embedded derivatives
Gross Profit and Margin
US$ Million
US$ Million
Enhanced Profitability and
Sustainable Margins
Enhanced Profitability and
Sustainable Margins
We have been
able to
maintain a
consistent
gross margin
A slight drop in
1Q10 net
margin is due
to an increase
in R&D
spending
22%
21%
23%
24%
24%
11.4
15%
17%
19%
20%
17%
24%
18%

Strong Balance Sheet and Cash flow
Statement
Strong Balance Sheet and Cash flow
Statement
Key Balance Sheet Items
($ in thousands)
Cash & Equivalents
6,851

5,128

Restricted Cash
-

8,790

Accounts Receivable
8,558

14,218

Inventories
18,371

21,713

Fixed Assets
31,083

30,254

Total Assets
86,932

101,881

Bank Acceptance Note Payable
-

5,860

Accounts Payable
1,258

4,510

Short Term Debt
21,679

21,243

Total Liabilities
51,521

40,435

Total Shareholders' Equity
21,520

60,758

Total Liabilities and Shareholders' Equity
86,932

101,881

Key Cash Flow Items
($ in thousands)
Operating Cash Flow
17,138

(5,514)

Investing Cash Flow
(13,782)

(9)

Financing Cash Flow
(378)

3,799

June 30, 2010
Q2 2010
21,633
8,848
18,689
25,794
29,585
129,885
5,898
9,888
20,645
56,271
73,612
129,612
10,996
69
3,574

Efficient Working Capital
Management
Efficient Working Capital
Management
Days Inventory Outstanding
Days Sales Outstanding
Current Ratio

 Long-Term Relationships with Reputable Customers
 Leading Position in a Large and Fast-Growing Market
 Established Distribution Model with Broad Coverage
 High Quality Products with Lower Costs
 Strong Customer-Oriented R&D Capabilities
 Seasoned Management Team with Strong Market Knowledge
Investment Highlights
Investment Highlights
 Proven Track Record of Revenue Growth and Profitability